CERTIFICATION PURSUANT TO
                       SECTION 906 (18 U.S.C. SECTION 1350)
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Emeritus Corporation, a Washington corporation (the "Company"), on Form 10-Q/A for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), I, Raymond R. Brandstrom, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:


1. The Form 10-Q/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                             /s/    Raymond  R.  Brandstrom
                                            -------------------------------
                                            Raymond  R.  Brandstrom
                                            Chief  Financial  Officer
                                            November  10,  2003


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Emeritus Corporation and will be retained by Emeritus Corporation and furnished to the Securities and Exchange Commission or its staff upon request."